UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 1,  2010

POLE PERFECT STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-150616	74-3237581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3457 Rockcliff Place Longwood, Florida	32779
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(407) 733-4200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

Press Release - Pole Perfect Studios, Inc. Termination of LOI with LumiGene Technologies, Inc.

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

99.1

Press Release issued November 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

POLE PERFECT STUDIOS, INC.

Date: November 1, 2010	By:	/s/ Tammy Skalko
President and Chief Executive Officer

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